UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2005-HE10 Asset-Backed Certificates, Series 2005-HE10, which was made on December 27, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 5.06 of the Pooling and Servicing Agreement for the distribution on December 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: January 3, 2006
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Administrator:
Amanda Hellyer 312.904.6299
amanda.hellyer@abnamro.com
Analyst:
Brian Scheff 714.259.6278
brian.scheff@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Bond Principal Reconciliation
Rating Information
Swap Summary Report
Other Related Information
Asset-Backed Facts - End of Month Scheduled Balances
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Page 2-3
Page 4-9

Page 16-17
Page 18-22
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 23-27
Page 28-32

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS05HE10
BS05HE10_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
31-Oct-05
25-Nov-05
25-Nov-35
Parties to The Transaction
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns Asset Backed Securities, Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's/Fitch Ratings/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.348111%
4.193750%
4.378750%
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE10
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
344
Bond Payments
Statement Date:
ABN AMRO Acct: 723078.1
955.619286988
47.129052900
0.000000000
908.490234089
3.664269073
4.4987500000%
0.00
0.00
0.000000000
4.3137500000%
0.000000000
073879W87
A-1
514,634,000.00
24,254,213.01
0.00
467,539,963.13
1,885,757.45
491,794,176.14
1000.000000000
0.000000000
0.000000000
1000.000000000
3.985555538
4.6687500000%
0.00
0.00
0.000000000
4.4837500000%
0.000000000
073879W95
A-2
188,898,000.00
0.00
0.00
188,898,000.00
752,863.47
188,898,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.065555583
4.7587500000%
0.00
0.00
0.000000000
4.5737500000%
0.000000000
073879X29
A-3
40,957,000.00
0.00
0.00
40,957,000.00
166,512.96
40,957,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.216666783
4.9287500000%
0.00
0.00
0.000000000
4.7437500000%
0.000000000
073879X37
M-1
28,558,000.00
0.00
0.00
28,558,000.00
120,419.57
28,558,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.350000000
5.0787500000%
0.00
0.00
0.000000000
4.8937500000%
0.000000000
073879X45
M-2
103,894,000.00
0.00
0.00
103,894,000.00
451,938.90
103,894,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.883333414
5.6787500000%
0.00
0.00
0.000000000
5.4937500000%
0.000000000
073879X52
M-3
41,360,000.00
0.00
0.00
41,360,000.00
201,974.67
41,360,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.150000000
5.9787500000%
0.00
0.00
0.000000000
5.7937500000%
0.000000000
073879X60
M-4
12,310,000.00
0.00
0.00
12,310,000.00
63,396.50
12,310,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.950000000
6.8787500000%
0.00
6,815.70
0.532393376
6.0948072406%
0.000000000
073879X78
M-5
12,802,000.00
0.00
0.00
12,802,000.00
76,171.90
12,802,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.950000000
6.8787500000%
0.00
3,669.79
0.532393733
6.0948072406%
0.000000000
073879X86
M-6
6,893,000.00
0.00
0.00
6,893,000.00
41,013.35
6,893,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.950000000
6.8787500000%
0.00
6,291.29
0.532393162
6.0948072406%
0.000000000
073879X94
M-7
11,817,000.00
0.00
0.00
11,817,000.00
70,311.15
11,817,000.00
1000.000000000
0.000000000
0.000000000
1000.000000441
61.187531438
0.00
)
(16,776.78
)
(0.740680691
N/A
0.000000000
073879Y69
CE
22,650,489.20
0.00
0.00
22,650,489.21
1,385,927.52
22,650,489.20
1000.000000000
0.000000000
0.000000000
1000.000000000
4688224.200000000
0.00
468,822.42
4688224.200000000
N/A
0.000000000
073879Y77
P
100.00
0.00
0.00
100.00
468,822.42
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879Y28
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879Y36
R-II
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879Y44
R-III
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSY0215
R-IV
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879Y51
RX
0.00
0.00
0.00
0.00
0.00
0.00
23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.348111%
4.193750%
4.378750%
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE10
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
344
REMIC VI
Statement Date:
ABN AMRO Acct: 723078.1
Total P&I Payment
0.00
468,822.42
984,773,589.20
961,933,765.34
29,939,322.87
Total
937,679,552.34
24,254,213.01
0.00
5,685,109.86
23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Statement Date:
Cash Reconciliation Summary
0
0
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
5,762,024.23
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
440,051.50
48,197.52
23,765,963.99
0.00
0.00
0.00
30,029,428.65
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
961,933,665.35
440,051.50
23,814,161.51
0.00
0.00
0.00
937,679,452.34
5,383
114
0
0
5,260
380,071.40
Extra Principal
Trigger Event
No
0.00
24,254,213.01
Overcollateralization Amt
22,650,489.21
Less Extra Principal
Remittance Interest
0.00
5,762,024.23
0.00
23,814,161.51
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(3,197.92
5,775,215.64
Total Fees
577,459.43
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.56
0
0.00
3,197.92
LPMI Fees
184,196.62
0.00
0.00
Credit Manager's Fees
9,993.49
Current Prepayment Charges
468,822.42
Cumulative Prepayment Charges
0.00

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Statement Date:
Cash Reconciliation Summary Fixed 1st Lien
0
0
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
560,771.45
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
93,741.43
15,609.66
1,187,853.25
0.00
0.00
0.00
1,859,357.72
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
100,504,503.60
93,741.43
1,203,462.91
0.00
0.00
0.00
99,207,299.26
611
6
0
0
605
39,347.63
Trigger Event
No
1,297,204.34
Overcollateralization Amt
22,650,489.21
Remittance Interest
560,771.45
0.00
1,203,462.91
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(335.02
562,153.38
Total Fees
69,888.06
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.56
0
0.00
335.02
LPMI Fees
20,211.93
0.00
0.00
Credit Manager's Fees
9,993.49
Current Prepayment Charges
22,153.97
Cumulative Prepayment Charges
0.00

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Statement Date:
Cash Reconciliation Summary Fixed 2nd Lien
0
0
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
427,443.21
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
22,895.27
2,547.65
1,708,954.76
0.00
0.00
0.00
2,162,500.90
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
48,000,790.56
22,895.27
1,711,502.41
0.00
0.00
0.00
46,266,392.88
859
24
0
0
835
17,992.42
Trigger Event
No
1,734,397.68
Overcollateralization Amt
22,650,489.21
Remittance Interest
427,443.21
0.00
1,711,502.41
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(160.00
428,103.22
Total Fees
28,145.91
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.56
0
0.00
160.00
LPMI Fees
0.00
0.00
0.00
Credit Manager's Fees
9,993.49
Current Prepayment Charges
47,358.70
Cumulative Prepayment Charges
0.00

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Statement Date:
Cash Reconciliation Summary ARM-228
0
0
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
4,234,165.08
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
285,962.51
25,706.22
18,022,250.02
0.00
0.00
0.00
22,577,937.12
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
716,602,860.64
285,962.51
18,047,956.24
0.00
0.00
0.00
698,268,941.89
3,395
71
0
0
3,324
285,541.53
Trigger Event
No
18,333,918.75
Overcollateralization Amt
22,650,489.21
Remittance Interest
4,234,165.08
0.00
18,047,956.24
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(2,388.68
4,244,018.37
Total Fees
439,480.09
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.56
0
0.00
2,388.68
LPMI Fees
141,556.39
0.00
0.00
Credit Manager's Fees
9,993.49
Current Prepayment Charges
384,288.21
Cumulative Prepayment Charges
0.00

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Statement Date:
Cash Reconciliation Summary ARM-327
0
0
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
525,565.80
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
37,452.29
4,333.99
2,214,867.39
0.00
0.00
0.00
2,783,515.64
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
94,266,989.69
37,452.29
2,219,201.38
0.00
0.00
0.00
92,010,336.02
481
13
0
0
468
37,189.82
Trigger Event
No
2,256,653.67
Overcollateralization Amt
22,650,489.21
Remittance Interest
525,565.80
0.00
2,219,201.38
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(314.22
526,861.97
Total Fees
69,925.83
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.56
0
0.00
314.22
LPMI Fees
22,428.30
0.00
0.00
Credit Manager's Fees
9,993.49
Current Prepayment Charges
15,021.54
Cumulative Prepayment Charges
0.00

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Statement Date:
Cash Reconciliation Summary Subsequent Mortgage Loans
0
0
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
14,078.69
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
0.00
0.00
632,038.57
0.00
0.00
0.00
646,117.26
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
2,558,520.86
0.00
632,038.57
0.00
0.00
0.00
1,926,482.29
37
0
0
0
28
0.00
Trigger Event
No
632,038.57
Overcollateralization Amt
22,650,489.21
Remittance Interest
14,078.69
0.00
632,038.57
Less Mod Losses
Interest Due Trust
Total Trustee Fees
0.00
14,078.69
Total Fees
9,993.49
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.56
0
0.00
0.00
LPMI Fees
0.00
0.00
0.00
Credit Manager's Fees
9,993.49
Current Prepayment Charges
0.00
Cumulative Prepayment Charges
0.00

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Interest Adjustments Summary
Statement
Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
468,822.42
468,822.42
Total Excess Allocated to the Bonds
468,822.42
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
468,822.42
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int ere st
Proceeds
Other
Int ere st
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int ere st
Int ere st
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
0.00
0.00
No
0.00
0.00
A-1
Act/360
32
1,885,757.45
0.00
1,885,757.45
1,885,757.45
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
A-2
Act/360
32
752,863.47
0.00
752,863.47
752,863.47
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
A-3
Act/360
32
166,512.96
0.00
166,512.96
166,512.96
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-1
Act/360
32
120,419.57
0.00
120,419.57
120,419.57
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-2
Act/360
32
451,938.90
0.00
451,938.90
451,938.90
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-3
Act/360
32
201,974.67
0.00
201,974.67
201,974.67
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-4
Act/360
32
63,396.50
0.00
63,396.50
63,396.50
0.00
0.00
0.00
0.00
0.00
0.00
Yes
6,815.70
0.00
M-5
Act/360
32
69,356.20
0.00
76,171.90
76,171.90
0.00
0.00
0.00
0.00
0.00
0.00
Yes
3,669.79
0.00
M-6
Act/360
32
37,343.56
0.00
41,013.35
41,013.35
0.00
0.00
0.00
0.00
0.00
0.00
Yes
6,291.29
0.00
M-7
Act/360
32
64,019.86
0.00
70,311.15
70,311.15
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
CE
0
1,402,704.30
0.00
1,402,704.30
1,385,927.52
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
P
0
0.00
0.00
468,822.42
468,822.42
0.00
0.00
0.00
5,216,287.44
0.00
0.00
16,776.78
0.00
0.00
5,701,886.64
5,685,109.86
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
5.00
1.00
A-1
NA
NA
11/25/2035
467,539,963.13
0.00
0.00
491,794,176.14
514,634,000.00
440,051.50
0.00
0.00
0.00
23,814,161.51
A-2
NA
NA
11/25/2035
188,898,000.00
0.00
0.00
188,898,000.00
188,898,000.00
0.00
0.00
0.00
0.00
0.00
A-3
NA
NA
11/25/2035
40,957,000.00
0.00
0.00
40,957,000.00
40,957,000.00
0.00
0.00
0.00
0.00
0.00
M-1
NA
NA
11/25/2035
28,558,000.00
0.00
0.00
28,558,000.00
28,558,000.00
0.00
0.00
0.00
0.00
0.00
M-2
NA
NA
11/25/2035
103,894,000.00
0.00
0.00
103,894,000.00
103,894,000.00
0.00
0.00
0.00
0.00
0.00
M-3
NA
NA
11/25/2035
41,360,000.00
0.00
0.00
41,360,000.00
41,360,000.00
0.00
0.00
0.00
0.00
0.00
M-4
NA
NA
11/25/2035
12,310,000.00
0.00
0.00
12,310,000.00
12,310,000.00
0.00
0.00
0.00
0.00
0.00
M-5
NA
NA
11/25/2035
12,802,000.00
0.00
0.00
12,802,000.00
12,802,000.00
0.00
0.00
0.00
0.00
0.00
M-6
NA
NA
11/25/2035
6,893,000.00
0.00
0.00
6,893,000.00
6,893,000.00
0.00
0.00
0.00
0.00
0.00
M-7
NA
NA
11/25/2035
11,817,000.00
0.00
0.00
11,817,000.00
11,817,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
11/25/2035
22,650,489.21
0.00
0.00
22,650,489.20
22,650,489.20
0.00
0.00
0.00
0.00
0.00
P
NA
NA
11/25/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
440,051.50
0.00
23,814,161.51
0.00
984,773,589.20
937,679,552.34
961,933,765.34
23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
073879W87
AAA
Aaa
AAA
A-2
073879W95
AAA
Aaa
AAA
A-3
073879X29
AAA
Aaa
AAA
M-1
073879X37
AAA
NR
AAA
M-2
073879X45
AA
NR
AA
M-3
073879X52
A
NR
A
M-4
073879X60
A-
NR
A-
M-5
073879X78
BBB+
NR
BBB+
M-6
073879X86
BBB
NR
BBB
M-7
073879X94
BBB-
NR
BBB-
CE
073879Y69
NR
NR
NR
P
073879Y77
NR
NR
NR
Credit Risk
Manager
9ABSY0264
NR
NR
NR

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
0.00
76,914.38
0.00
0.00

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Other Related Information
Statement Date:
Pre-Funding Account
Interest Coverage Account
Pre-Funded Balance
Amount Withdrawn
Remaining Pre-Funded Balance
Interest Coverage Balance
Amount Withdrawn
Remaining Interest Coverage Balance
$2,558,520.86
$632,038.57
$1,926,482.29
$16,605.36
$14,078.69
$2,526.67

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
End of Month Scheduled Balance Reporting
Statement Date:
- Summary of Servicer Delinquency Status
Group 1
Type
Count
Count (%)
Sch UPB
Sch UPB (%)
Arrears
Arrears (%)
F/C Quick Sale Value
REO Book Value
909,032,295.48
0.00
0.00
0.00
%
95.6879
%
0.0000
0
5,109
%
94.9099
31,975,419.44
0.00
0.00
0.00
%
3.3658
%
0.0000
30
162
%
3.0095
6,721,151.50
0.00
0.00
0.00
%
0.7075
%
0.0000
60
41
%
0.7617
166,252.90
0.00
0.00
0.00
%
0.0175
%
0.0000
90+
2
%
0.0372
1,606,922.66
0.00
0.00
0.00
%
0.1692
%
0.0000
BKY0
10
%
0.1858
423,273.48
0.00
0.00
0.00
%
0.0446
%
0.0000
BKY30
3
%
0.0557
71,961.54
0.00
0.00
0.00
%
0.0076
%
0.0000
BKY60
1
%
0.0186
0.00
0.00
0.00
0.00
%
0.0000
%
0.0000
PIF
55
%
1.0217
Total:
5,383
949,997,277.00
0.00
%
100.0000
%
100.0000
%
0.0000
0.00
0.00
DLQ Total:
209
39,358,058.86
0.00
0.00
0.00
3.8826%
4.1430%
0.0000%

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
End of Month Scheduled Balance Reporting
Statement Date:
- Summary of Servicer Delinquency Status
Total
Type
Count
Count (%)
Sch UPB
Sch UPB (%)
Arrears
Arrears (%)
F/C Quick Sale Value
REO Book Value
909,032,295.48
0.00
0.00
0.00
%
95.6879
%
0.0000
0
5,109
%
94.9099
31,975,419.44
0.00
0.00
0.00
%
3.3658
%
0.0000
30
162
%
3.0095
6,721,151.50
0.00
0.00
0.00
%
0.7075
%
0.0000
60
41
%
0.7617
166,252.90
0.00
0.00
0.00
%
0.0175
%
0.0000
90+
2
%
0.0372
1,606,922.66
0.00
0.00
0.00
%
0.1692
%
0.0000
BKY0
10
%
0.1858
423,273.48
0.00
0.00
0.00
%
0.0446
%
0.0000
BKY30
3
%
0.0557
71,961.54
0.00
0.00
0.00
%
0.0076
%
0.0000
BKY60
1
%
0.0186
0.00
0.00
0.00
0.00
%
0.0000
%
0.0000
PIF
55
%
1.0217
Total:
5,383
949,997,277.00
0.00
%
100.0000
%
100.0000
%
0.0000
0.00
0.00
DLQ Total:
209
39,358,058.86
0.00
0.00
0.00
3.8826%
4.1430%
0.0000%

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
3.04%
3.36%
0.76%
0.69%
2
0.04%
166,253
0.02%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
160
31,548,298
40
6,509,469
0
0
0
0
5,058
899,455,433
96.16%
95.92%
2.25%
2.15%
0.02%
0.01%
5
0.09%
511,509
0.05%
0.00%
0.00%
0.00%
0.00%
25-Nov-05
121
20,642,238
1
121,517
0
0
0
0
5,256
940,658,401
97.64%
97.79%

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed 1st Lien
1.16%
1.74%
0.17%
0.14%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
7
1,723,324
1
138,413
0
0
0
0
597
97,345,563
98.68%
98.12%
0.82%
0.50%
0.00%
0.00%
1
0.16%
110,009
0.11%
0.00%
0.00%
0.00%
0.00%
25-Nov-05
5
504,974
0
0
0
0
0
0
605
99,889,521
99.02%
99.39%

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed 2nd Lien
2.63%
2.74%
0.36%
0.38%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
22
1,267,858
3
175,516
0
0
0
0
810
44,823,019
97.01%
96.88%
2.10%
2.13%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Nov-05
18
1,021,671
0
0
0
0
0
0
841
46,979,120
97.90%
97.87%

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
ARM-228
3.58%
3.75%
0.87%
0.71%
2
0.06%
166,253
0.02%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
119
26,197,472
29
4,932,164
0
0
0
0
3,174
666,973,053
95.49%
95.52%
2.47%
2.24%
0.03%
0.02%
2
0.06%
167,480
0.02%
0.00%
0.00%
0.00%
0.00%
25-Nov-05
84
16,049,628
1
121,517
0
0
0
0
3,308
700,264,236
97.44%
97.72%

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
ARM-327
2.56%
2.56%
1.50%
1.37%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
12
2,359,644
7
1,263,376
0
0
0
0
449
88,387,316
95.94%
96.06%
2.91%
3.25%
0.00%
0.00%
2
0.42%
234,020
0.25%
0.00%
0.00%
0.00%
0.00%
25-Nov-05
14
3,065,966
0
0
0
0
0
0
465
90,967,004
96.67%
96.50%

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
3
423,273
1
71,962
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.06%
0.05% 0.02%
0.01% 0.00%
0.00%
0.00%
0.00%
0.19%
0.17%
0
0
10
1,606,923
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Nov-05
0
0
0
0
1
72,004
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.02%
0.01% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.15%
0.12%
0
0
8
1,177,346
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.17%
0.09%
0
0
1
91,387
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Nov-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
1
61,854
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.12%
0.13% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.12%
0.11%
0
0
1
51,353
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Nov-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.23%
0.24%
0
0
2
113,256
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM-228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
2
361,420
1
71,962
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.06%
0.05% 0.03%
0.01% 0.00%
0.00%
0.00%
0.00%
0.21%
0.20%
0
0
7
1,400,563
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Nov-05
0
0
0
0
1
72,004
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.03%
0.01% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.15%
0.14%
0
0
5
1,000,408
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM-327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.21%
0.07%
0
0
1
63,619
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Nov-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.21%
0.07%
0
0
1
63,682
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
27-Dec-05
5,260
95.71%
937,679,452
95.22%
2.12%
2.47%
0
0.00%
0
0.00%
344
7.35%
6.60%
114
23,765,964
0.00
0.00
0.00
0.00
25-Nov-05
5,383
97.94%
961,933,665
97.68%
2.06%
2.27%
0
0.00%
0
0.00%
345
7.36%
6.61%
113
22,318,692
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed 1st Lien
27-Dec-05
605
11.01%
99,207,299
10.07%
0.98%
1.18%
0
0.00%
0
0.00%
341
7.19%
6.43%
6
1,187,853
0.00
0.00
0.00
0.00
25-Nov-05
611
11.12%
100,504,504
10.21%
0.97%
0.89%
0
0.00%
0
0.00%
342
7.19%
6.43%
6
905,999
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed 2nd Lien
27-Dec-05
835
15.19%
46,266,393
4.70%
2.79%
3.56%
0
0.00%
0
0.00%
184
10.02%
9.50%
24
1,708,955
0.00
0.00
0.00
0.00
25-Nov-05
859
15.63%
48,000,791
4.87%
1.94%
2.23%
0
0.00%
0
0.00%
184
10.02%
9.50%
17
1,095,852
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM-228
27-Dec-05
3,324
60.48%
698,268,942
70.91%
2.09%
2.51%
0
0.00%
0
0.00%
354
7.20%
6.45%
71
18,022,250
0.00
0.00
0.00
0.00
25-Nov-05
3,395
61.77%
716,602,861
72.77%
2.08%
2.36%
0
0.00%
0
0.00%
355
7.21%
6.45%
72
17,335,245
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM-327
27-Dec-05
468
8.52%
92,010,336
9.34%
2.70%
2.35%
0
0.00%
0
0.00%
354
7.30%
6.50%
13
2,214,867
0.00
0.00
0.00
0.00
25-Nov-05
481
8.75%
94,266,990
9.57%
3.61%
3.06%
0
0.00%
0
0.00%
355
7.32%
6.52%
18
2,981,596
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE10
ABN AMRO Acct: 723078.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Dec-2005 - 13:57 (Y006-Y026) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..